                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          November 15, 1996
-------------------------------------------------------------------------------


                                   PACCAR INC
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


         Delaware                     0-6394                91-0351110
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


777 - 106th Ave. N.E., Bellevue, WA                            98004
-------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code          (206) 455-7400
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On November 15, 1996 PACCAR Inc purchased all outstanding shares of DAF Trucks N.V. (DAF), a Netherlands corporation. DAF is a vertically-integrated truck manufacturer, producing its own engines and axles. Its primary products are cab-over-engine trucks. DAF has factories in the Netherlands and Belgium, and it is the exclusive distributor in Europe for medium-duty trucks manufactured by Leyland in the United Kingdom.

          The transaction was denominated in Dutch Guilders (NLG). PACCAR Inc paid NLG 900 million for all outstanding shares of DAF. As a precondition to the purchase, DAF was required to purchase a 25% minority interest in a Belgium subsidiary, DAF Trucks Vlaanderen N.V., for NLG 33 million. Sources of the funds used for payment consisted of NLG 300 million from PACCAR Inc cash reserves with the remaining balance borrowed under terms of two Dutch Guilder short term notes of NLG 300 million each. One note is with Bank of America NW, N.A. DBA Seafirst Bank. The other note is with ABN AMRO Bank N.V.

     (b) The acquired assets were used in the development, production, marketing, sale and after-sale service of medium and heavy commercial trucks. In addition the acquired assets were used to supply components, such as axles, engines and cabs, to third parties for use in the manufacture of buses and coaches, special vehicles, earth-moving machinery, generator and other heavy industrial machinery. PACCAR Inc intends to continue to use the assets in the businesses as described.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Historical Financial Statements of DAF Trucks, N.V., prepared in accordance with accounting principles generally accepted in the Netherlands pursuant to Rule 3-05 of Regulation S-X.

          FULL YEAR (AUDITED)
          -  Auditors' report
          -  Consolidated profit and loss account
               for the year ended December 31, 1995
          -  Consolidated balance sheet
               at December 31, 1995
          -  Consolidated cash flow statement
               for the year ended December 31, 1995
          -  Notes to the accounts

          INTERIM PERIOD (UNAUDITED)
          -  Consolidated profit and loss account
               10 Periods Ended October 6, 1996 and September 30, 1995
          -  Consolidated balance sheet
               At October 6, 1996
          -  Consolidated cash flow statement
               10 Periods Ended October 6, 1996 and September 30, 1995
          -  Notes to the interim accounts

     (b) Pro Forma Consolidated Financial Information (Unaudited) reflecting PACCAR Inc acquisition of DAF Trucks, N.V.

     - Pro forma condensed consolidated statements of income for the year ended December 31, 1995 and the nine months ended September 30, 1996
     -  Pro forma condensed consolidated balance sheet at September 30, 1996
     -  Notes to pro forma condensed consolidated financial information


     (c) Exhibits. Exhibits filed herewith are listed in the accompanying Index to Exhibits.

ITEM 7(a) FINANCIAL STATEMENTS
------------------------------
INDEX TO FINANCIAL STATEMENTS


FULL YEAR (AUDITED)
-  Auditors' report                                                  5
-  Consolidated profit and loss account
      for the year ended December 31, 1995                           6
-  Consolidated balance sheet
      at December 31, 1995                                           7
-  Consolidated cash flow statement
      for the year ended December 31, 1995                           9
-  Notes to the accounts                                            10

INTERIM PERIOD (UNAUDITED)
-  Consolidated profit and loss account
      10 Periods Ended October 6, 1996 and September 30, 1995       29
-  Consolidated balance sheet
      At October 6, 1996                                            30
-  Consolidated cash flow statement
      10 Periods Ended October 6, 1996 and September 30, 1995       31
-  Notes to the interim accounts                                    32

                                 DAF TRUCKS N.V.



                                AUDITORS' REPORT

               Report of Moret Ernst & Young Independent Auditors

The Supervisory Board of
DAF Trucks N.V.

We have audited the accompanying consolidated balance sheet of DAF Trucks N.V. as of December 31, 1995 and the related consolidated statements of profit and loss account and cash flow for the year then ended which, as described in Notes to the accounts, have been prepared on the basis of accounting principles generally accepted in the Netherlands. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States and the Netherlands. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence of supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the consolidated financial position of DAF Trucks N.V. at December 31, 1995, and the consolidated results of its operations and its cash flow for the year then ended in conformity with accounting principles generally accepted in the Netherlands.

Eindhoven, 13 March 1996


Moret Ernst & Young Accountants

                                 DAF TRUCKS N.V.



CONSOLIDATED PROFIT AND LOSS ACCOUNT

(NLG 000)

                                               NOTES       1995
                                                           ----
TURNOVER                                         1      2,894,181
Change in stocks of finished products                        (483)
Capitalised production for use in the Company               6,317
Other operating income                                        110
                                                        ---------
TOTAL OPERATING INCOME                                  2,900,125

Cost of raw materials
and purchase value of commercial products               1,775,755
Costs of outwork and other external costs                 159,110
Wages and salaries                               2        321,664
Social security costs                            2         72,384
Depreciation                                               58,835
Other operating costs                            3        282,421
                                                        ---------
TOTAL OPERATING COSTS                            4      2,670,169
                                                        ---------

OPERATING PROFIT                                          229,956

Net interest                                     5          4,404
                                                        ---------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION             234,360
Taxation                                         6        (69,064)
Participation in subsidiaries' results           7            850
                                                        ---------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION              166,146
Minority interests                               8         (2,332)
                                                        ---------
NET PROFIT                                                163,814
                                                        ---------
                                                        ---------

EARNINGS PER SHARE (NLG)                                   441.55
                                                        ---------
                                                        ---------

                                 DAF TRUCKS N.V.




CONSOLIDATED BALANCE SHEET AT 31 DECEMBER
AFTER INCORPORATION OF PROPOSAL REGARDING PROFIT APPROPRIATION
(NLG 000)


                                               NOTES       1995
                                                           ----
FIXED ASSETS


Tangible fixed assets                            9        347,682


Financial fixed assets                          10          8,764
                                                        ---------
                                                          356,446


CURRENT ASSETS


Stocks                                          11        273,466

Debtors                                         12        553,745

Cash at bank and in hand                        13        216,529
                                                        ---------
                                                        1,043,740


TOTAL ASSETS                                            1,400,186
                                                        ---------
                                                        ---------

                                 DAF TRUCKS N.V.




CONSOLIDATED BALANCE SHEET AT 31 DECEMBER

AFTER INCORPORATION OF PROPOSAL REGARDING PROFIT APPROPRIATION


                                               NOTES       1995
                                                           ----
Capital and reserves                            14        578,117

Minority interests                              15         14,313
                                                        ---------

Group capital and reserves                                592,430


Provisions for liabilities and
charges                                          16       256,129


Creditors - due after one year                   17        84,973


Creditors - due within one year                  18       466,654
                                                        ---------


Total liabilities:                                      1,400,186
                                                        ---------
                                                        ---------




Risk capital:


    Capital and reserves                                  578,117
    Minority interests                                     14,313
    Subordinated loans                                     54,110
                                                        ---------

                                                          646,540
                                                        ---------
                                                        ---------

                                 DAF TRUCKS N.V.



CONSOLIDATED CASH FLOW STATEMENT

(NLG 000)                                    1995
                                             ----
Received from customers                   2,773,226

Paid to suppliers                        (2,150,892)

Paid to employees                          (361,893)
                                         ----------

Cash flow from operations                   260,441

Interest paid                               (17,617)

Interest received                            13,555

Profits tax paid                            (71,712)
                                         ----------

CASH FLOW FROM OPERATING ACTIVITIES         184,667
                                         ----------

Acquisitions, including loans granted        (1,336)

Expenditure on tangible fixed assets        (69,812)

Sales of tangible fixed assets                   69

CASH FLOW FROM CAPITAL EXPENDITURE
ACTIVITIES                                  (71,079)
                                         ----------
WITHDRAWALS FROM PROVISIONS IN THE
OPENING BALANCE SHEET                        (6,684)
                                         ----------

Receipts from issue of share capital          5,000

Receipts from creditors - due after           1,189
  one year

Repayments of creditors - due after
 one year                                   (23,498)

Dividend distributed                        (60,388)
                                         ----------

CASH FLOW FROM FINANCING ACTIVITIES         (77,697)
                                         ----------

CHANGE IN CASH AT BANK AND IN HAND           29,207

Net cash at bank and in hand at 1 January   187,322
                                         ----------

Cash at bank and in hand at 31 December     216,529
                                         ----------
                                         ----------

The consolidated cash flow statement has been prepared according to International Accounting Standard No. 7.

                                 DAF TRUCKS N.V.


                                                           NOTES TO THE ACCOUNTS
ACCOUNTING POLICIES


BASIS OF CONSOLIDATION

The consolidated accounts include the accounts of DAF Trucks N.V. and of participations in group companies, i.e. the companies in which the Company holds a controlling interest. Minority interests in both the net assets and results for the year have been separately disclosed in the consolidated balance sheet and profit and loss account. Results from participations are included in the consolidated accounts from the date of acquisition or formation.

ORGANIZATION

DAF Trucks N.V. is a multinational truck manufacturing company with operations principally in Benelux, the United Kingdom and other European countries. There is no significant concentration of credit risk with any individual customer.

FOREIGN CURRENCY

For foreign subsidiaries expenditure on fixed assets is translated at the exchange rates ruling at the moment of acquisition. Expenditure on financial assets, current assets and liabilities denominated in foreign currency relating to both foreign subsidiaries and to the Company are translated at the exchange rate ruling at the balance sheet date.

The profit and loss accounts of foreign subsidiaries denominated in foreign currency are translated at the average exchange rates ruling during the year under review, except for depreciation of fixed assets, which is translated at historical exchange rates. Exchange differences arising from the use of the exchange rates ruling at the balance sheet date for translating capital components denominated in foreign currency (excluding fixed assets) and from the use of the average rate of exchange for translating profit and loss accounts denominated in foreign currency are incorporated directly in the profit and loss account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PROFIT AND LOSS ACCOUNT

TURNOVER

Turnover consists of goods and services supplied, excluding VAT.

COST OF RAW MATERIALS AND PURCHASE VALUE OF COMMERCIAL PRODUCTS

The cost of the raw materials consumed is valued on the basis of the purchase price. As well as the cost of raw materials, the purchase value of commercial products sold, including purchased light vehicles, is also incorporated.

                                 DAF TRUCKS N.V.


                                                           NOTES TO THE ACCOUNTS
DEPRECIATION

Depreciation of tangible fixed assets is calculated on the basis of cost in accordance with the linear method, using depreciation percentages based on the useful life expected for each category of asset.

RESEARCH AND DEVELOPMENT EXPENDITURE

Research and development expenditure is charged to the profit and loss account in the year in which the activities take place.
Costs relating to the maintenance and updating of the current product range and which are necessary during the remainder of the life cycle of these products are charged evenly to the profit and loss account. Since the current product range will make it unnecessary for modifications to be made until a later date, a provision for this has been formed and charged to the profit and loss account.
Subsidies are deducted from the costs of the respective projects.

TAXATION

Provision for taxation is in general based on the profit for the year and is calculated in accordance with tax laws prevailing in the relevant country of operation.

RESULTS FROM PARTICIPATIONS

Results of non-consolidated equity investments are reported in accordance with the net asset value method.

BALANCE SHEET

TANGIBLE FIXED ASSETS

Depreciation of tangible fixed assets is provided at rates calculated to write off the cost of each asset evenly over its expected useful life. Assets not instrumental to business activities are valued at their estimated direct realisable value.
The maximum depreciation periods are respectively 40 years for buildings, 10 years for plant, machinery and tools and 8 years for other equipment.
The assets acquired from DAF N.V. will be written down over their remaining life, which in the case of buildings is an average of 13-18 years, of plant, machinery and tools 4 years and of other equipment 5 years.

FINANCIAL FIXED ASSETS

Equity investments in companies are stated at net asset value.
Receivables are stated at face value after making adequate provision for doubtful debts.

                                 DAF TRUCKS N.V.



                                                           NOTES TO THE ACCOUNTS
STOCKS

Stocks of raw materials are valued at the lower of cost and net realisable value, less provisions for obsolescence.
Stocks of semi-finished products and finished products are valued at the cost of raw materials used and other direct and indirect production costs associated with the process stage, less a provision for obsolescence.

DEBTORS

Debtors, including prepayments and accrued income, are stated at face value after making adequate provision for doubtful debts. Long term debtors are generally collateralized by truck equipment.

CASH AT BANK AND IN HAND

Cash at bank and in hand, including short-term deposits, is stated at nominal value.

PROVISION FOR DEFERRED TAXATION

Provision for deferred taxation is calculated on a nominal basis on the differences between the valuation of the assets and liabilities as per the balance sheet and the fiscal valuation of the items in question.
The acute tax obligation is incorporated under creditors - due within one year.

OTHER PROVISIONS

Other provisions incorporates amounts relating to obligations and risks the value of which is uncertain but can be estimated with a reasonable degree of accuracy. These provisions are stated at nominal value.

OTHER ITEMS

Other items are stated at nominal value.

                                 DAF TRUCKS N.V.



                               NOTES TO THE CONSOLIDATED PROFIT AND LOSS ACCOUNT


(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)


The Company's profit and loss account has been prepared in accordance with article 402 of the Dutch Civil Code, Title 9, Volume 2.


1. INDUSTRY SEGMENT AND GEOGRAPHIC DATA

DAF operates in one principal industry, the manufacture of trucks and distribution of related parts.
                                                          1995
                                                          ----
Geographic area data:

Turnover:
  Benelux                                              922,200
  United Kingdom                                       810,300
  Rest of Europe and Other                           1,161,700
                                                     ---------
                                                     2,894,200
                                                     ---------
                                                     ---------
Profit before taxation:
  Benelux                                              217,000
  United Kingdom                                         8,600
  Rest of Europe and Other                               8,800
                                                     ---------
                                                       234,400
                                                     ---------
                                                     ---------
Identifiable assets:
  Benelux                                            1,213,600
  United Kingdom                                        59,700
  Rest of Europe and Other                             126,900
                                                     ---------
                                                     1,400,200
                                                     ---------
                                                     ---------


2. EMPLOYEE COSTS

Social security costs include
pension costs of NLG 15.7 million


WORK FORCE

The average number of employees
was as follows:
The Netherlands                                          2,947
Belgium                                                  1,198
United Kingdom                                             117
Other countries                                            122
                                                         -----
                                                         4,384
                                                         -----
                                                         -----

In addition, the services of an average of 303 agency staff were used.

                                 DAF TRUCKS N.V.


                              NOTES TO THE CONSOLIDATED PROFIT AND LOSS ACCOUNT


(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)



REMUNERATION OF THE BOARD OF MANAGEMENT AND THE SUPERVISORY BOARD

The total remuneration of the Board of Management, including charges for pension arrangements, amounted to NLG 3.0 million. Remuneration of the Supervisory Board totalled NLG 0.2 million.


3. OTHER OPERATING COSTS

Other operating costs incorporates allocations to provisions in the amount of NLG 110.5 million.
Subsidies in the amount of NLG 19 million have been deducted from these costs


4. TOTAL OPERATING COSTS

Expenses for research and development charged to the profit and loss account are NLG 123 million.


5. NET INTEREST                                           1995
                                                          ----
Interest receivable                                     15,744
Interest payable                                       (11,340)
                                                       -------
Net interest                                             4,404


6. TAXATION                                            (69,064)

Taxation is calculated on the profit, taking into account the fiscal regulations applicable in the various countries.

                                 DAF TRUCKS N.V.


                              NOTES TO THE CONSOLIDATED PROFIT AND LOSS ACCOUNT


(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)


                                                          1995
                                                          ----
7.  PARTICIPATION IN SUBSIDIARIES' RESULTS                 850


This is the shareholding held by DAF Trucks N.V. in the results of DAF Bus International B.V. in Eindhoven.



8. MINORITY INTERESTS                                   (2,332)


This includes the 25% interest held by N.V. Truck
Financiering in Antwerp in the results of DAF Trucks
Vlaanderen N.V. in Westerlo, Flanders.
Interests in capital and results are calculated on the basis of the accounts prepared and published in Flanders.
Adjustments made to the consolidation at Group level and arising from the application of Group principles have not been taken into account in this, since these are entirely for the account of the Group and as such are not relevant to the minority shareholder.

                                 DAF TRUCKS N.V.


                                         NOTES TO THE CONSOLIDATED BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)


9. TANGIBLE FIXED ASSETS



                           Land        Plant,         Other         Work             Real     Total
                            and     machinery     equipment           in       estate not
                      buildings           and                   progress     instrumental
                                        tools                        and               to
                                                                    pre-         business
                                                                payments       activities
                      ---------     ---------     ---------     --------     ------------     -----
Accumulated
acquisition value

Balance
1 January 1995          141,732       234,772        34,146        9,147           16,300    436,097

Changes in 1995:
Additions                16,322        40,794        11,621        1,075               --     69,812
Disposals                   (96)          (13)          (23)          --               --       (132)
Other                        --            (3)          (75)          --               --        (78)
                      ---------     ---------     ---------     --------     ------------    -------
Balance
31 December 1995        157,958       275,550        45,669       10,222           16,300    505,699
                      ---------     ---------     ---------     --------     ------------    -------
                      ---------     ---------     ---------     --------     ------------    -------
Accumulated
depreciation

Balance
1 January 1995           15,540        71,752        12,038           --               --     99,330

Changes in 1995:
Depreciation              9,941        41,500         7,394           --               --     58,835
Disposals                   (96)           (4)           (9)          --               --       (109)
Other                        --            (2)          (37)          --               --        (39)
                      ---------     ---------     ---------     --------     ------------    -------
Balance
31 December 1995         25,385       113,246        19,386           --               --    158,017
                      ---------     ---------     ---------     --------     ------------    -------
                      ---------     ---------     ---------     --------     ------------    -------

Book value
31 December 1995        132,573       162,304        26,283       10,222           16,300    347,682
                      ---------     ---------     ---------     --------     ------------    -------
                      ---------     ---------     ---------     --------     ------------    -------


                                 DAF TRUCKS N.V.



                                         NOTES TO THE CONSOLIDATED BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)

10. FINANCIAL FIXED ASSETS


                                                             Capital    Other
                                                                 and  receiv-
                                                     Total  reserves    ables
                                                     -----  --------  -------
Balance
1 January 1995                                       6,572     4,941   1,631

Changes in 1995:
Investment                                           3,271       621   2,650
Repayment                                           (1,935)           (1,935)
Participation in results                               850       850      --
Other                                                    6        --       6
                                                    ------    ------   -----
Balance
31 December 1995                                     8,764     6,412   2,352
                                                    ------    ------   -----
                                                    ------    ------   -----

Financial fixed assets comprise primarily the interest held in DAF Bus International B.V. (19%) and loans granted to dealers.

                                                    1995
                                                    ----
11. STOCKS
Raw materials and work
in progress                                        142,339
Finished products,
including service parts                            131,127
                                                   -------
                                                   273,466


12. DEBTORS
Trade debtors                                      521,351
Other debtors                                       26,206
Prepayments and
accrued income                                       6,188
                                                   -------
                                                   553,745

13. CASH AT BANK AND IN HAND                       216,529
Almost all the cash at bank and in hand is in the form of interest-bearing, short-term deposits.

14. CAPITAL AND RESERVES                           578,117
For details of the capital and reserves, reference is made to Note 24.

                                 DAF TRUCKS N.V.



                                         NOTES TO THE CONSOLIDATED BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)

                                                             1995
                                                             ----
15. MINORITY INTERESTS                                      14,313
This item is made up as follows:
Balance 1 January 1995                         13,709
Third-party participation
in DAVISA (Spain)                                 463
Participation in results                        2,332
Dividend                                       (2,191)
                                              -------
Balance 31 December 1995                                    14,313

See also note 8, Minority interests.


16. PROVISIONS FOR LIABILITIES AND CHARGES

Deferred taxation                                           31,395

Other provisions:
  Product warranty, repair and maintenance
  contracts                                    90,621
  Maintaining product range                    65,000
  Strengthening sales network and
   infrastructure                              43,811
  Environment                                  17,472
  Other                                         7,830
                                              -------
                                                           224,734
                                                           -------
                                                           256,129

The provision for product warranty and repair and maintenance contracts is due to the level of related activities.

The provision for strengthening sales network and infrastructure comprises extraordinary projects that have recently been started, the costs of which are to be incurred for a limited number of years.

The environment provision comprises anticipated expenditure on essential soil decontamination programmes.

The liabilities linked to the acquisition of the assets of DAF N.V. in 1993 were almost entirely settled in 1995.

                                 DAF TRUCKS N.V.



                                         NOTES TO THE CONSOLIDATED BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)

17. CREDITORS - DUE AFTER ONE YEAR
                                                        1995
                                                        ----
Subordinated loans                                     54,110
Credit institutions                                    30,120
Other creditors                                           743
                                                       ------
                                                       84,973

NATURE OF THE SUBORDINATION
These loans are subordinated to the claims of other existing and future creditors of DAF Trucks N.V.

The repayment schedule and the average interest rates are as follows:

                                                  REPAYMENT SCHEDULE FOR LOANS
                                     -------------------------------------------------------
                                             Total                                  Interest
                                     1996   1997 or later   1997/2000   After 2000   rates
                                     ----   -------------   ---------   ----------  --------
Subordinated loans

Dutch government                       --        40,000        20,000       20,000    8.5%
Nationale Maatschappij voor
Krediet aan de Nijverheid N.V.      2,016        14,110         8,063        6,047   Variable
                                    -----        ------        ------       ------
                                    2,016        54,110        28,063       26,047


Loans from credit institutions

Nationale Maatschappij voor
Krediet aan de Nijverheid N.V.      7,182        30,120        28,730        1,390   Variable
                                    -----        ------        ------       ------
Total                               9,198        84,230        56,793       27,437


Repayment commitments for 1996 are included in Creditors - due within one year and repayment commitments after 1996 are included in Creditors - due after one year.

At the end of 1995 De Nationale Investeringsbank N.V. exercised its right to convert the subordinated loan in the amount of NLG 5 million into class A shares (see also note 14).

DAF Trucks N.V. can avail itself of short-term credit facilities up to a maximum amount of NLG 275 million, partly depending on the level of stocks and debtors and (until 2003) decreasing stand-by facilities.
This facility has not been used, except for a number of bank guarantees issued on behalf of third parties.

On behalf of the financiers collateral securities have been given in the form of first mortgages on real estate in Belgium and the Netherlands and in the form of liens on stocks, equipment and debtors in Belgium.

                                 DAF TRUCKS N.V.



                                         NOTES TO THE CONSOLIDATED BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)

                                                    1995
                                                    ----
18. CREDITORS - DUE WITHIN ONE YEAR
Installments due on long-term loans
and other creditors                                9,644
Trade creditors                                  207,094
Prepayments received                               4,013
Bills of exchange and cheques                        649
Taxation and social security                      76,113
Interest payable                                   2,919
Holidays and holiday pay and distribution
 of profits                                       43,261
Dividend                                          27,613
Other creditors                                   26,056
Accruals and deferred income                      69,292
                                                 -------
                                                 466,654


FINANCIAL COMMITMENTS NOT TREATED AS A LIABILITY


LONG-TERM COMMITMENTS

The future commitments of the Group, which are mainly in respect of rental, leasehold and leasing obligations, amount in total to NLG 46.5 million, which are payable as follows:


(NLG millions)                       1996   1997/2000    AFTER 2000   TOTAL
                                     ----   ---------    ----------   -----

                                     18.6        23.0           4.9    46.5
                                     ----        ----           ---    ----
                                     ----        ----           ---    ----

LIABILITIES FOR GUARANTEES GIVEN

Guarantees given on behalf of third parties amount to NLG 7.0 million.


PURCHASE COMMITMENTS

DAF Trucks N.V. has agreed to a minimum purchase guarantee with the supplier of light trucks; this purchase guarantee is effective until the middle of 1999.

Commitments entered into for capital expenditure amount to NLG 59.3 million.

                                 DAF TRUCKS N.V.



                                         NOTES TO THE CONSOLIDATED BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)

Quarterly Results (Unaudited)
-----------------------------
                                First   Second    Third   Fourth
                              -------  -------  -------  -------
Turnover                      632,300  684,100  763,400  814,400
Operating Profit               43,200   58,400   56,300   72,100
Net Profit                     30,700   41,900   41,300   49,900

SUPPLEMENTARY INFORMATION

ARTICLES OF ASSOCIATION AS TO PROFIT APPROPRIATION

The relevant Articles of Association as to profit appropriation, articles 28 and 29, are quoted below:

Article 28
28.1 The distribution of profits under the provisions of this article shall take place after the adoption of the annual accounts from which it appears that such distribution is allowed. Subject to the approval of the Supervisory Board at least forty per cent (40%) of the profit shall be distributed. The Supervisory Board may only withhold its approval to a resolution concerning the distribution as mentioned above if the solvency of the Company is less than forty-five per cent (45%); solvency is defined in the context of these Articles of Association as the capital and reserves expressed as a percentage of total assets as shown in the Company's published consolidated annual accounts.
28.2 From the profits made in the preceding financial year, eight per cent (8%) of their nominal value shall if possible be paid for the class A shares, in accordance with paragraph 1 of this article. If the profits made in any financial year are not sufficient to pay the percentage mentioned above, the provisions of this article shall apply in subsequent years only after the deficit has been recovered. From the profits that remain, eight per cent (8%) of their nominal value shall if possible subsequently be paid for the class B shares. If the profits made in any financial year after the application of the provisions of paragraphs 1 and 2 are not sufficient to pay the percentage mentioned above, the provisions of the preceding sentence shall apply only after the deficit has been recovered.
28.3 The profits that remain after the application of the provisions of paragraph 1 and paragraph 2 shall be paid to the shareholders in proportion to their ownership of shares.
28.4 The Company shall only make payments to the shareholders and other parties entitled to the profits allowed to be paid insofar as its capital and reserves exceed the amount of the subscribed capital plus the reserves kept by virtue of the law.
28.5 A deficit shall only be settled from the reserves laid down by the law insofar as this is allowed by the law.

                                 DAF TRUCKS N.V.



SUPPLEMENTARY INFORMATION



Article 29
29.1 Dividends shall be claimable four weeks after they have been declared, unless another date is determined by the General Meeting on the proposal of the Board of Management.
29.2 Dividends which have not been collected within five years after they have become claimable shall fall to the Company.
29.3 The General Meeting may resolve that dividends shall be paid in a form other than in cash, whether in whole or in part.
29.4 Without prejudice to the provisions of article 28, paragraph 3, the General Meeting may resolve to pay reserves in whole or in part, provided that this is in accordance with the provisions of article 105, paragraph 4 of the Dutch Civil Code, Volume 2.
29.5 Without prejudice to the provisions of article 28, paragraph 3, an interim dividend will be paid from the profits of the current financial year, if so determined by the General Meeting on the proposal of the Board of Management, provided that this is in accordance with the provisions of article 28, paragraph 2, and article 105, paragraph 4, of the Dutch Civil Code, Volume 2.


PROPOSAL REGARDING PROFIT APPROPRIATION

With reference to article 28 of the Company's Articles of Association, the Board of Management proposes, with the Supervisory Board's approval, that the amount of NLG 40.8 million (110 NLG per share) should be distributed from the profit made in 1995. This amount includes the interim dividend of NLG 14.8 million made payable at year end 1995. The dividend, excluding interim dividend, will be distributed on 17 May 1996. The remaining amount of the profit, being NLG 123.0 million, will be added to other reserves.

                               DAF TRUCKS N.V.

NOTE: PAGES 23-28 ARE PARENT COMPANY ONLY FINANCIAL STATEMENTS AND FOOTNOTES COMPANY ACCOUNTS

(NLG 000)

                                                 1995
                                                ------
PROFIT AND LOSS ACCOUNT

Result from group companies                      7,359
Other results                                  156,455
                                               -------

NET PROFIT                                     163,814
                                               =======





BALANCE SHEET AT 31 DECEMBER
(After incorporating proposal regarding profit appropriation)

                                       NOTE          1995
                                                    ------

FIXED ASSETS
Tangible fixed assets                   19         258,731
Group companies                         20          81,530
Other investments                       20           6,529
                                                 ---------
                                                   346,790
CURRENT ASSETS
Stocks                                  21         202,470
Debtors                                 22         475,569
Cash at bank and in hand                23         172,012
                                                 ---------
                                                   850,051

TOTAL ASSETS                                     1,196,841
                                                 =========



CAPITAL AND RESERVES:                   24
Paid-up and called capital                         374,237
Other reserves                                     203,880
                                                 ---------
                                                   578,117



PROVISIONS                              25         237,590

CREDITORS - DUE AFTER ONE YEAR          26          40,000

CREDITORS - DUE WITHIN ONE YEAR         27         341,134
                                                 ---------
TOTAL LIABILITIES                                1,196,841
                                                 =========

                               DAF TRUCKS N.V.


                                              NOTES TO THE COMPANY BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)


19. TANGIBLE FIXED ASSETS



                           Land        Plant,         Other         Work             Real     Total
                            and     machinery     equipment           in       estate not
                      buildings           and                   progress     instrumental
                                        tools                        and               to
                                                                    pre-         business
                                                                payments       activities
                      ---------     ---------     ---------     --------     ------------    -----
Accumulated
acquisition value
-----------------
Balance
1 January 1995          118,820       164,686        13,397        8,309           16,300   321,512

Changes in 1995:
Additions                14,583        25,787         8,310          510               --    49,190
Disposals                   (96)          (13)           --           --               --      (109)

Balance                 -------       -------        ------        -----           ------   -------
 31 December 1995       133,307       190,460        21,707        8,819           16,300   370,593
                        =======       =======        ======        =====           ======   =======


Accumulated
depreciation
------------
Balance
1 January 1995           12,342        53,185         4,469           --               --    69,996

Changes in 1995:
Depreciation              9,019        30,234         2,714           --               --    41,967
Disposals                   (96)           (5)           --           --               --      (101)

Balance                  ------       -------        ------        -----           ------   -------
31 December 1995         21,265        83,414         7,183           --               --   111,862
                        =======       =======        ======        =====           ======   =======


Book value
31 December 1995        112,042       107,046        14,524        8,819           16,300   258,731
                        =======       =======        ======        =====           ======   =======


                               DAF TRUCKS N.V.


                                              NOTES TO THE COMPANY BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)


20. FINANCIAL FIXED ASSETS
A list of the consolidated and non-consolidate group companies, drawn up in accordance with the legal requirements, is available at the Trade Registry of the Chamber of Commerce in Eindhoven.

Group companies                                      Capital/
                                        Total        reserves       Receivables
                                        -----        --------       -----------
Balance at 1 January 1995              79,099          61,852            17,247
Changes in 1995:
Net result                              7,359           7,359
Investments                             4,952           1,385             3,567
Disposals                              (5,942)             --            (5,942)
Dividend                               (3,263)         (3,263)
Foreign currency adjustments             (675)            181              (856)
                                       ------          ------            ------
Balance at 31 December 1995            81,530          67,514            14,016

Other investments                                    Capital/
                                        Total        reserves       Receivables
                                        -----        --------       -----------
Balance at 1 January 1995               6,043           4,710             1,333
Changes in 1995:
Participation in results                  850             850                --
Investments                               924             638               286
Changes to receivables                 (1,333)             --            (1,333)
Other                                      45               3                42
                                       ------           -----            ------
Balance at 31 December 1995             6,529           6,201               328

21. STOCKS                                               1995
                                                         ----
Raw materials and work in progress                     91,425
Finished products, including spare parts              111,045
                                                      -------
                                                      202,470
22. DEBTORS
Trade debtors                                         363,434
Group companies                                        86,495
Other debtors                                          21,560
Prepayments and accrued income                          4,080
                                                      -------
                                                      475,569

23. CASH AT BANK AND IN HAND                          172,012
Almost all the cash at bank and in hand is in the form of interest-bearing, short-term deposits.

                               DAF TRUCKS N.V.


                                              NOTES TO THE COMPANY BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)

24. CAPITAL AND RESERVES
After incorporating proposal regarding profit appropriation
                                      Share       Share        Other       Total
                                    capital     premium     reserves
                                                reserve
                                    -------     -------     --------     -------
Balance at 1 January 1995           371,000          --       79,114     450,114
Conversion of subordinated loan       3,237       1,763           --       5,000
Retained profit                          --          --      123,003     123,003
                                    -------       -----      -------     -------
Balance at 31 December 1995         374,237       1,763      202,117     578,117

De Nationale Investeringsbank N.V. has exercised its right to convert the subordinated loan in the amount of NLG 5 million into class A shares.
The conversion rate applied for this is NLG 1,544.79 per share, thereby increasing the share capital by NLG 3,237,000 and bringing the share premium to NLG 1,763,000.

SHARE CAPITAL
The authorised share capital amounts to NLG 700,000,000, comprising 350,000 class A shares of NLG 1,000 each, of which at 31 December 1995 284,237 had been issued, called and fully paid up in cash, and 350,000 class B shares of NLG 1,000 each, of which at 31 December 1995 90,000 had been issued, called and fully paid up in cash.

SHARE PREMIUM RESERVE
The share premium reserve arose when the subordinated loan of De Nationale Investeringsbank N.V. was converted into class A shares.

OTHER RESERVES
At the end of 1995 an interim dividend of NLG 14.8 million (40 NLG per share) was distributed. In conformity with the proposal regarding profit appropriation, NLG 123.0 million of the net profit for 1995 has been added to other reserves.


25. PROVISIONS FOR LIABILITIES AND CHARGES                      1995
                                                                ----
Deferred taxation                                             31,395

Other provisions
  Product warranty, repair and maintenance
  contracts                                        77,222
  Maintaining product range                        65,000
  Strengthening sales network and infrastructure   43,811
  Environment                                      15,000
  Other                                             5,162
                                                   ------
                                                             206,195
                                                             -------
                                                             237,590
See note 16.

                               DAF TRUCKS N.V.

                                              NOTES TO THE COMPANY BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)


26. CREDITORS - DUE AFTER ONE YEAR                    1995
                                                      ----
Subordinated loan                                   40,000

The repayment schedule and the average interest rates are as follows:

                                   Repayment schedule for loan
                     ----------------------------------------------------------
                                    Total                              Interest
                     1996   1997 or later    1997/2000    After 2000      rates
                     ----   -------------    ---------    ----------   --------

SUBORDINATED LOAN

Dutch government       --          40,000       20,000        20,000        8.5%




27. CREDITORS - DUE WITHIN ONE YEAR                   1995
                                                      ----

Instalments due in 1995 on long-term loans              --
Trade creditors                                    150,381
Prepayments received                                 2,947
Group companies                                      1,864
Taxation and social security                        30,895
Interest payable                                       874
Holidays and holiday pay                            35,330
Dividend                                            25,970
Other creditors                                     24,261
Accruals and deferred income                        68,612
                                                   -------
                                                   341,134

For collateral securities given to financiers, refer to note 17, creditors - due after one year.

                               DAF TRUCKS N.V.

                                              NOTES TO THE COMPANY BALANCE SHEET

(ALL AMOUNTS IN THOUSANDS OF DUTCH GUILDERS UNLESS OTHERWISE STATED)


FINANCIAL COMMITMENTS NOT TREATED AS A LIABILITY


LIABILITY FOR GUARANTEES GIVEN

Third parties

Guarantees given on behalf of third parties amount to NLG 7.0 million.


Group companies

On the basis of article 403 of the Dutch Civil Code, Title 9, Volume 2, the Company is severally liable for debts arising from legal transactions of a number of Dutch group companies (total assets NLG 130,000).


COMMITMENTS ENTERED INTO

DAF Trucks N.V. has agreed to a minimum purchase guarantee with the supplier of light trucks; this purchase guarantee is effective until the middle of 1999.
The commitments entered into for capital expenditure amount to NLG 35.7 million.







Eindhoven, 13 March 1996








Supervisory Board                                        Board of Management


                               DAF TRUCKS N.V.

CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                    (UNAUDITED)
(NLG 000)                                        10 PERIODS ENDED
                                              OCTOBER 6  SEPTEMBER 30
                                                 1996          1995
                                                 ----          ----
TURNOVER                                       2,298,795     2,079,812
Change in stocks of finished products             44,923        49,530
Capitalised production for use in
 the Company                                       3,608         3,565
Other operating income                               (16)        2,280
                                               ---------     ---------
TOTAL OPERATING INCOME                         2,347,310     2,135,187

Cost of raw materials
and purchase value of commercial products      1,445,525     1,305,143
Costs of outwork and other external costs        118,945       102,573
Wages and salaries                               283,853       255,276
Social security costs                             64,433        57,447
Depreciation                                      45,385        41,709
Other operating costs                            236,954       212,647
                                               ---------     ---------
TOTAL OPERATING COSTS                          2,195,095     1,974,795
                                               ---------     ---------

OPERATING PROFIT                                 152,215       160,392

Net interest                                       5,551         3,569
                                               ---------     ---------

PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                  157,766       163,961
Taxation                                         (50,643)      (48,370)
                                               ---------     ---------
PROFIT ON ORDINARY ACTIVITIES
AFTER TAXATION                                   107,123       115,591
Minority interests                                  (206)       (1,719)
                                               ---------     ---------
NET PROFIT                                       106,917       113,872


                               DAF TRUCKS N.V.


CONSOLIDATED BALANCE SHEET

(NLG 000)                                  (UNAUDITED)
                                            OCTOBER 6
                                                 1996
                                            ---------
FIXED ASSETS
Tangible fixed assets                         374,056
Financial fixed assets                         12,808
                                            ---------
                                              386,864
CURRENT ASSETS
Stocks                                        341,110
Debtors                                       541,021
Cash at bank and in hand                      183,968
                                            ---------
                                            1,066,099
                                            ---------
TOTAL ASSETS                                1,452,963
                                            ---------
                                            ---------

Capital and reserves                          685,035
Minority interests                             14,519
                                            ---------
Group capital and reserves                    699,554

Provisions for liabilities and charges        228,246
Creditors - due after one year                 71,586
Creditors - due within one year               453,577
                                            ---------
TOTAL LIABILITIES                           1,452,963
                                            ---------
                                            ---------

Risk capital:

    Capital and reserves                      685,035
    Minority interests                         14,519
    Subordinated loans                         48,345
                                            ---------
                                              747,899
                                            ---------
                                            ---------


                               DAF TRUCKS N.V.

CONSOLIDATED CASH FLOW STATEMENT
                                                     (UNAUDITED)
(NLG 000)                                         10 PERIODS ENDED
                                            OCTOBER 6       SEPTEMBER 30
                                                1996               1995
                                            ---------         ----------
Received from customers                     2,339,555          2,094,350

Paid to suppliers                          (1,849,832)        (1,603,505)

Paid to employees                            (355,767)          (313,961)
                                            ---------         ----------
Cash flow from operations                     133,956            176,884

Interest paid                                  (9,767)           (12,177)

Interest received                              15,739              9,510

Profits tax paid                              (62,767)           (47,167)
                                            ---------         ----------
CASH FLOW FROM OPERATIONS                      77,161            127,050
                                            ---------         ----------

Acquisitions, including loans granted          (4,044)            (4,193)

Expenditure on tangible fixed assets          (82,200)           (44,448)

Sales of tangible fixed assets                 10,703                 --
                                            ---------         ----------
CASH FLOW FROM CAPITAL EXPENDITURE
ACTIVITIES                                    (75,541)           (48,641)
                                           ----------         ----------
WITHDRAWALS FROM PROVISIONS IN THE
OPENING BALANCE SHEET                             (10)            (6,698)
                                           ----------         ----------
Receipts from creditors -                       2,922              1,986
 due after one year
Repayments of creditors -                      (9,480)           (17,788)
 due after one year

Dividend distributed                          (27,613)           (45,000)
                                            ---------         ----------
CASH FLOW FROM FINANCING ACTIVITIES           (34,171)           (60,802)
                                           ----------         ----------

CHANGE IN CASH AT BANK AND IN HAND            (32,561)            10,909

Net cash at bank and in hand at 1 January     216,529            187,322
                                            ---------         ----------
Cash at bank and in hand at end period 10     183,968            198,231
                                            ---------         ----------
                                            ---------         ----------


The consolidated cash flow statement has been prepared according to International Accounting Standard No. 7.

                             DAF TRUCKS N.V.

                                      NOTES TO THE INTERIM ACCOUNTS (UNAUDITED)


1.  BASIS OF PRESENTATION

The financial information at October 6, 1996 and for the ten periods ended October 6, 1996 and September 30, 1995 is unaudited, but includes all adjustments (consisting only of normal recurring adjustments) that DAF Trucks N.V. considers necessary for a fair presentation of the financial position at such date and the operating results and cash flows for those periods. Operating results for ten 4-week periods approximates the results for the nine-month period required by Rule 3-05 of Regulation S-X. In addition, the operating results for the ten periods ended October 6, 1996 are not necessarily indicative of the results that may be expected for the entire year. For further information, refer to the audited consolidated financial statements and footnotes for 1995, included in this document.

2.  STOCKS (INVENTORIES)

                                           (UNAUDITED)
(NLG 000)                                   OCTOBER 6   DECEMBER 31
                                                1996          1995
                                            ---------   -----------
Raw materials and work-in-progress            149,987       142,339
Finished products, including service parts    191,123       131,127
                                            ---------   -----------
                                              341,110       273,466
                                            ---------   -----------
                                            ---------   -----------

Stocks of raw materials are valued at lower of cost and net realisable value, less provisions for obsolescence. Stocks of finished products are valued at the cost of raw materials used and other direct and indirect production costs, less a provision for obsolescence.

ITEM 7(b)    PRO FORMA FINANCIAL INFORMATION

             The following unaudited pro forma condensed consolidated financial information reflects the acquisition by PACCAR Inc (PACCAR) of all outstanding shares of DAF Trucks N.V. (DAF), a Netherlands corporation. PACCAR Inc paid NLG 900 million for all outstanding shares of DAF. The preliminary purchase price allocation is based on the September 30, 1996 exchange rate of NLG 1.71:$1, or approximately $526 million. As a precondition to the purchase, DAF was required to purchase a 25% minority interest in a Belgium subsidiary, DAF Trucks Vlaanderen N.V., for NLG 33 million. In addition, DAF was required to apply its cash balances to reduce long-term debt by NLG 40 million. Sources of the funds used for the acquisition of DAF consisted of NLG 300 million from PACCAR Inc cash reserves, with the remaining balance borrowed under terms of two Dutch Guilder notes of NLG 300 million each. While PACCAR has the intent and ability to refinance all or a portion of these short term borrowings on a longer-term basis, no specific arrangements had been made as of the filing date of this Form 8-K/A. Accordingly, the NLG 600 million borrowing is classified as a current liability.

             The unaudited pro forma condensed consolidated balance sheet reflects the acquisition as if it had occurred on September 30, 1996. The unaudited proforma condensed consolidated statements of income for the year ended December 31, 1995 and the nine months ended September 30, 1996 reflect the acquisition as if it had occurred at the beginning of the fiscal year presented. The pro forma information is based on the historical financial statements of PACCAR and DAF after giving effect to the acquisition using the purchase method of accounting and assumptions and adjustments deemed appropriate by PACCAR, which are described in the accompanying notes to the pro forma condensed financial statements.

             The historical financial statements of DAF included in Item 7(a) herein are expressed in Dutch Guilders (NLG) and are prepared in accordance with accounting principles generally accepted in the Netherlands. For purposes of pro forma information, certain reclassifications have been made to the Netherlands GAAP historical statements to conform with the U.S. GAAP presentation. The statements have been translated into U.S dollars at the September 30, 1996 rate of NLG 1.71:$1 for the unaudited pro forma condensed consolidated balance sheet as of September 30, 1996. For the unaudited pro forma condensed consolidated income statement for the nine months ended September 30, 1996, an average exchange rate of NLG 1.6798:$1 was used. The DAF income statement for the year ended December 31, 1995 has been translated to U.S. dollars at the 1995 average rate of NLG 1.5969:$1. These translations should not be construed as representations that the Dutch Guilder amounts represent, or have been, or could be converted into, U.S. dollars at that or any other rate.

             The pro forma condensed consolidated information does not purport to be indicative of PACCAR's financial position or results of operations had the acquisition actually occurred on the dates presented nor is it necessarily indicative of PACCAR's future financial position or future operating results. The pro forma condensed consolidated financial information should be read in conjunction with the separate audited historical consolidated financial statements of PACCAR and the notes thereto set forth in PACCAR's 1995 Annual Report on Form 10-K, and the historical consolidated financial statements of DAF and the notes thereto set forth in Item 7(a) of this Form 8-K/A.

                         PACCAR INC AND DAF TRUCKS, N.V.
                      FOR THE YEAR ENDED DECEMBER 31, 1995

-----------------------------------------------------------------------------
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
(Millions except per share data)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                       PACCAR DAF Trucks  Pro Forma     Pro
                                         Inc     N.V.    Adjustments   Forma
-----------------------------------------------------------------------------
MANUFACTURING AND PARTS:
Total Revenues                        $4,590.7 $1,830.8             $6,421.5
Costs and Expenses
Cost of sales                          3,950.7  1,498.3              5,449.0
Selling, general and administrative      334.6    187.2       6.8      528.6
Interest                                   2.0      7.1      12.0       21.1
-----------------------------------------------------------------------------
                                       4,287.3  1,692.6      18.8    5,998.7
-----------------------------------------------------------------------------
Manufacturing and Parts Income
  Before Income Taxes                    303.4    138.2     (18.8)     422.8
FINANCIAL SERVICES:
Revenues                                 257.5                         257.5
Costs and Expenses
Interest and other                       143.5                         143.5
Selling, general and administrative       46.4                          46.4
Provision for losses on receivables       14.3                          14.3
-----------------------------------------------------------------------------
                                         204.2                         204.2
-----------------------------------------------------------------------------
Financial Services Income
  Before Income Taxes                     53.3                          53.3
OTHER:
Investment income                         27.7      8.7      (8.0)      28.4
Minority interest and other               15.2      (.9)       .9       15.2
-----------------------------------------------------------------------------
Total Income Before Income Taxes         399.6    146.0     (25.9)     519.7
Income taxes                             146.8     43.3      (7.4)     182.7
-----------------------------------------------------------------------------
Net Income                             $ 252.8 $  102.7  $  (18.5)  $  337.0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


Weighted average number of
  common shares outstanding               38.9                          38.9
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Per Share Data:
Net income                            $   6.50                      $   8.66
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                       -34-

                         PACCAR INC AND DAF TRUCKS, N.V.
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

-----------------------------------------------------------------------------
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
(Millions except per share data)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                       PACCAR DAF Trucks  Pro Forma     Pro
                                         Inc     N.V.    Adjustments   Forma
-----------------------------------------------------------------------------
MANUFACTURING AND PARTS:
Total Revenues                        $3,114.6 $1,367.6             $4,482.2
Costs and Expenses
Cost of sales                          2,700.8  1,130.9              3,831.7
Selling, general and administrative      265.3    143.1       4.8      413.2
Interest                                   1.7      5.2       8.6       15.5
-----------------------------------------------------------------------------
                                       2,967.8  1,279.2      13.4    4,260.4
-----------------------------------------------------------------------------
Manufacturing and Parts Income
  Before Income Taxes                    146.8     88.4     (13.4)     221.8
FINANCIAL SERVICES:
Revenues                                 200.3                         200.3
Costs and Expenses
Interest and other                       110.9                         110.9
Selling, general and administrative       35.2                          35.2
Provision for losses on receivables        3.9                           3.9
-----------------------------------------------------------------------------
                                         150.0                         150.0
-----------------------------------------------------------------------------
Financial Services Income
  Before Income Taxes                     50.3                          50.3
OTHER:
Investment income                         20.9      5.6      (6.0)      20.5
Minority interest and other                1.2      (.1)       .1        1.2
-----------------------------------------------------------------------------
Total Income Before Income Taxes         219.2     93.9     (19.3)     293.8
Income taxes                              80.7     30.2      (5.6)     105.3
-----------------------------------------------------------------------------
Net Income                             $ 138.5  $  63.7 $   (13.7)  $  188.5
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Weighted average number of
  common shares outstanding               38.9                          38.9
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Per Share Data:
Net income                            $   3.56                      $   4.85
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                      PACCAR INC AND DAF TRUCKS, N.V.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                         (UNAUDITED, IN MILLIONS)


Pro forma adjustments for the periods presented were as follows:

                                                                        9 Months
                                                            Year Ended   Ended
                                                             12/31/95   9/30/96
                                                            ----------  --------
1. Adjustments to Manufacturing and Parts selling, general and administrative expense:

      (a) Depreciation expense resulting from fair
          value adjustments to property, plant and
          equipment. Depreciation periods range
          from 10 to 20 years.                                   $ 2.1    $ 1.5

      (b) Amortization expense related to incremental
          goodwill assuming a 25-year amortization
          period.                                                  4.7      3.3
                                                                 -----    -----
                                                                 $ 6.8    $ 4.8
                                                                 -----    -----
                                                                 -----    -----

2.    Adjustments to Manufacturing and Parts interest expense:

      (a) Interest expense related to acquisition debt
          computed using a 3.2% interest rate and a principal
          balance of NLG 600 million.                            $12.0    $ 8.6
                                                                 -----    -----
                                                                 -----    -----
          Actual interest expense according to terms of the notes are based on the Amsterdam Interbank Offered
          Rate (AIBOR) plus a margin. The difference between applying this method and using the indicated interest rate was not significant.

3.    Adjustment to reflect a reduction in investment income
      due to the utilization of cash as part of the acquisition
      cost. Approximately $175 million at a blended yield of
      4.6% for both periods.                                      $ 8.0   $ 6.0
                                                                  -----   -----
                                                                  -----   -----

4.    Adjustment to eliminate 25% minority interest in a
      Belgium subsidiary purchased as a precondition to
      the purchase of DAF. Amount attributable to remaining
      minority interest was immaterial.                           $  .9   $  .1
                                                                  -----   -----
                                                                  -----   -----

5.    Adjustments to income taxes:

      (a) Income tax expense adjustment resulting from
          taxable pro forma adjustments to income computed
          at a statutory rate approximating 35%. The effective
          income tax rate on a pro forma basis is adversely
          impacted by nondeductible goodwill amortization.        $(7.4)  $(5.6)
                                                                  -----   -----
                                                                  -----   -----

                         PACCAR INC AND DAF TRUCKS, N.V.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1996

-----------------------------------------------------------------------------------
                                         PACCAR  DAF Trucks   Pro Forma      Pro
ASSETS (Millions of Dollars)               Inc      N.V.     Adjustments    Forma
-----------------------------------------------------------------------------------
MANUFACTURING AND PARTS:
Current Assets
Cash and marketable securities         $  611.0   $  107.6    $ (23.4)(e)  $  500.6
                                                               (175.4)(g)
                                                                (19.2)(h)
Trade receivables, net                    266.7      309.8                    576.5
Inventories                               217.9      199.5                    417.4
Deferred taxes and other current assets    62.2        6.6                     68.8
-----------------------------------------------------------------------------------
Total Manufacturing and
   Parts Current Assets                 1,157.8      623.5     (218.0)      1,563.3
Deferred Taxes, Goodwill and Other         80.9        7.5      114.2 (b)     202.6
Property, Plant and Equipment, Net        466.1      218.7       35.8 (a)     720.6
-----------------------------------------------------------------------------------
Total Manufacturing and Parts Assets    1,704.8      849.7      (68.0)      2,486.5
-----------------------------------------------------------------------------------


FINANCIAL SERVICES:
Cash and equivalents                       22.1                                22.1
Finance and other receivables,
   net of allowance for losses          2,876.7                             2,876.7
  Less unearned interest                 (226.4)                             (226.4)
-----------------------------------------------------------------------------------
                                        2,650.3                             2,650.3
Equipment on operating leases, net         42.3                                42.3
Other assets                               20.6                                20.6
-----------------------------------------------------------------------------------
Total Financial Services Assets         2,735.3                             2,735.3
-----------------------------------------------------------------------------------
                                       $4,440.1   $  849.7   $  (68.0)     $5,221.8
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                         PACCAR INC AND DAF TRUCKS, N.V.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1996

-----------------------------------------------------------------------------------
                                         PACCAR  DAF Trucks   Pro Forma    Pro
LIABILITIES AND STOCKHOLDERS' EQUITY      Inc       N.V.     Adjustments  Forma
-----------------------------------------------------------------------------------
MANUFACTURING AND PARTS:
Current Liabilities
Accounts payable and accrued expenses  $  650.8   $  240.7                $  891.5
Notes payable                                                  350.9 (f)     350.9
Income taxes                               18.7       16.6                    35.3
Other                                        .5        7.9      (2.2)(e)       6.2
-----------------------------------------------------------------------------------
Total Manufacturing and
  Parts Current Liabilities               670.0      265.2     348.7       1,283.9
Long-Term Debt                             12.6       41.9     (21.2)(e)      33.3
Other                                     130.9      133.5      13.2 (c)     277.6
-----------------------------------------------------------------------------------
Total Manufacturing and
  Parts Liabilities                       813.5      440.6     340.7       1,594.8
-----------------------------------------------------------------------------------
FINANCIAL SERVICES:
Accounts payable and accrued expenses      35.6                               35.6
Commercial paper and bank loans           977.0                              977.0
Long-term debt                          1,107.9                            1,107.9
Deferred income taxes and other           143.9                              143.9
-----------------------------------------------------------------------------------
Total Financial Services Liabilities    2,264.4                            2,264.4
-----------------------------------------------------------------------------------
Minority Interest                                      8.5      (8.1)(h)        .4
STOCKHOLDERS' EQUITY
Preferred stock no par value:
  Authorized 1.0 million shares,
  none issued
Common stock, $12 par value:
  Authorized 100.00 million
  shares, issued 38.9 million shares      466.3      218.9    (218.9)        466.3
Additional paid-in capital                218.7        1.0      (1.0)        218.7
Retained earnings                         763.2      180.7    (180.7)        763.2
Currency translation and
  net unrealized investment adjustments   (86.0)                             (86.0)
-----------------------------------------------------------------------------------
Total Stockholders' Equity             $1,362.2   $  400.6    (400.6)(d)   1,362.2
-----------------------------------------------------------------------------------
                                       $4,440.1   $  849.7  $  (68.0)     $5,221.8
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                     PACCAR INC AND DAF TRUCKS, N.V.
          NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        (UNAUDITED, IN MILLIONS)


1.  Preliminary purchase price allocation:

                                                  NLG          $'s
                                                -----        -----
    (a)    Property, plant and equipment         61.3         35.8
    (b)    Goodwill                             195.3        114.2
    (c)    Deferred tax liabilities             (22.6)       (13.2)
                                                -----        -----
           Total fair value adjustment          234.0        136.8

    (d)    DAF's stockholders' equity           685.0        400.6
    (h)    Premium on purchase of
             minority interest                  (19.0)       (11.1)
                                                -----        -----
           Aggregate purchase price             900.0        526.3
                                                -----        -----
                                                -----        -----

2.   Other pro forma adjustments:

     (e) Application of DAF's cash balances to reduce pro forma consolidated debt balances by NLG 40
     (f) Recognition of NLG 600 notes payable used to partially finance acquisition
     (g) Recognition of NLG 300 of cash reserves used to partially finance acquisition


3.   Purchase of minority interest:

     (h)    Purchase of minority interest for approximately
            NLG 33 (US $19.2); the carrying value of the minority interest was NLG 14 (US $8.1) for a premium of NLG 19 (US $11.1); DAF has a continuing minority interest in a sales subsidiary located in Spain

4.   Estimated acquisition expenses were immaterial

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PACCAR INC
                                          -----------------------
                                               (Registrant)


    Date  January 29, 1997             By /s/ G. D. Hatchel
         -----------------------          -----------------------
                                          G. D. Hatchel
                                          Vice President and Controller

                               INDEX TO EXHIBITS


Exhibit (in order of assigned index numbers)
--------------------------------------------

2  Plan of acquisition, reorganization, arrangement, liquidation or succession:

   (a) "Agreement for the Sale and Purchase of the Entire Issued and Outstanding Share Capital of DAF Trucks N.V." (incorporated by reference to Form 8-K/A, Amendment No. 1 to Current Report, November 15, 1996 date of report).

   (b) List of Omitted Schedules
       The following schedules were omitted from the filing but will be furnished to the Commission upon request:
       (i)   Schedule A - Selling Shareholders
       (ii)  Schedule B - Form of Notarial Deed
       (iii) Schedule C - Escrow Agreement
       (iv)  Schedule D - Bank Accounts
       (v)   Schedule E - Warranties
       (vi)  Schedule F - PACCAR Undertakings

23.1   Consent of Independent Auditors